SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.76% 1.51% 0.28% 0.57% 0.33%	August 31, 2015 August 31, 2015 August 31, 2016 August 31, 2015 August 31, 2015
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Alternative Strategies Fund[1] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 2.25%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	August 31, 2015 August 31, 2015 August 31, 2015 August 31, 2015 August 31, 2015 August 31, 2015
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2016
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.75% 1.50% 1.50% 0.55% 0.48%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2016
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.11% 1.86% 0.75% 0.60% 0.90% 0.65% 1.17%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Colorado Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.90% 1.29%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Conservative Income Fund Institutional Class	0.27%	December 31, 2015
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.78% 1.53% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42% 0.79%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.84% 1.15% 0.89% 1.28%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.81% 1.56% 1.56% 1.06% 0.45% 0.30% 0.65% 0.86%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.47% 0.32% 0.67% 0.88%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.84% 1.09% 0.48% 0.33% 0.68% 0.89%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.61% 1.61% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.86% 1.11% 0.50% 0.35% 0.70% 0.91%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	9.87% 1.62% 1.62% 1.12% 0.51% 0.36% 0.71% 0.92%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.88% 1.13% 0.52% 0.37% 0.72% 0.93%	June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015 June 30, 2015
Dow Jones Target 2060 Fund[2] Class A Class C Class R Class R4 Class R6 Administrator Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target Today Fund[3] Class A Class C Class R Class R4 Class R6	0.98% 1.73% 1.23% 0.67% 0.52%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2015 Fund[4] Class A Class C Class R Class R4 Class R6	1.00% 1.75% 1.25% 0.69% 0.54%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2020 Fund[5] Class A Class C Class R Class R4 Class R6	1.02% 1.77% 1.27% 0.71% 0.56%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2025 Fund[6] Class A Class C Class R Class R4 Class R6	1.04% 1.79% 1.29% 0.73% 0.58%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2030 Fund[7] Class A Class C Class R Class R4 Class R6	1.06% 1.81% 1.31% 0.75% 0.60%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2035 Fund[8] Class A Class C Class R Class R4 Class R6	1.07% 1.82% 1.32% 0.76% 0.61%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2040 Fund[9] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2045 Fund[10] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2050 Fund[11] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2055 Fund[12] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2060 Fund[13] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.40%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.67% 2.42% 2.42% 1.18% 1.50% 1.23%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Emerging Markets Equity Income Fund Class A Class C Administrator Class Institutional Class	1.65% 2.40% 1.45% 1.25%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Emerging Markets Equity Select Fund Class A Class C Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.15% 1.45% 1.20%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Emerging Markets Local Bond Fund Class A Class C Administrator Class Institutional Class	1.23% 1.98% 1.10% 0.90%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 0.80% 1.10% 0.85% 1.24%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Global Long/Short Fund Class A Class C Administrative Class Institutional Class	1.75% 2.50% 1.65% 1.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.85% 1.60% 1.60% 0.64% 0.48% 0.88%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.21% 1.96% 0.96% 0.75% 1.27%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.80% 0.70%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.84% 1.59% 1.59% 0.72% 0.58% 0.85%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.20% 1.00% 1.46%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.91% 1.41% 0.80% 0.65% 0.95% 0.70%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	1.14% 1.89% 0.90% 0.66% 1.20%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.07% 1.82% 1.32% 0.75% 0.60% 0.95% 0.65% 1.13%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.16%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2015 May 31, 2015 May 31, 2015
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2015 October 31, 2015 October 31, 2015
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.22% 1.97% 1.97% 1.00% 0.75% 1.23%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.80% 0.65% 0.95% 0.70% 1.18%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Real Return Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.72% 1.47% 0.48% 0.73%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Small Cap Opportunities Fund Administrator Class Institutional Class	1.20% 0.95%	July 31, 2015 July 31, 2016
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.28% 2.03% 2.03% 0.83% 1.08% 0.88% 1.29%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.40% 2.15% 2.15% 0.90% 1.20% 0.95%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2016 September 30, 2015 September 30, 2015
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 1.00%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.35% 2.10% 1.15% 0.95% 1.41%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Special Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.25% 2.00% 0.82% 1.14% 0.87% 1.31%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Special Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.34% 2.09% 2.09% 0.89% 1.09% 0.94%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2016 July 31, 2015 July 31, 2015
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.50% 2.25% 2.25% 1.35% 1.53%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 28, 2016 February 28, 2016 February 28, 2016 February 28, 2016
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015 May 31, 2015
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015 July 31, 2015
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2015
WealthBuilder Equity Portfolio	1.50%	September 30, 2015
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2015
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2015
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2015
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2015
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2015 October 31, 2015 October 31, 2015
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 1.00%	May 31, 2015 May 31, 2015 May 31, 2016 May 31, 2015 May 31, 2015

Most Recent Annual Approval: June 1, 2014

Schedule A amended: April 1, 2015

1.   Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.
2. On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
3.   On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the third quarter of 2015.
4. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
5. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
6. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
7. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
8. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
9. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

10. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
11. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
12. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the third quarter of 2015.
13. On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the third quarter of 2015.

The foregoing schedule of capped operating expense ratios is agreed to as of April 1, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

      C. David Messman

      Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast

Senior Vice President